UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2011

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2010, Richard E. Forkey, our then Chief Executive Officer, Joseph N. Forkey, our then Chief Scientific Officer and current Chief Executive Officer, and Joel N. Pitlor, our Director, agreed to make certain adjustments to their salaries and benefits (the “Compensation Agreements”).  As part of those Compensation Agreements, each individual agreed to convert his deferred salary into shares of our common stock.

On October 14, 2011, we amended the Compensation Agreements to extend the deadline by which we were required to issue the shares of common stock.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by our management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The foregoing description of the compensation agreement with Richard Forkey is qualified in its entirety by reference to the full text of the compensation agreement filed as Exhibit 10. 1. The foregoing description of the compensation agreement with Joseph Forkey is qualified in its entirety by reference to the full text of the compensation agreement filed as Exhibit 10.2. The foregoing description of the compensation agreement with Joel Pitlor is qualified in its entirety be reference to the full text of the compensation agreement filed as Exhibit 10.3.  The foregoing description of the amendment to Richard Forkey’s compensation agreement is qualified in its entirety by reference to the full text of the side letter agreement filed as Exhibit 10.4.  The foregoing description of the amendment to Joseph Forkey’s compensation agreement is qualified in its entirety by reference to the full text of the side letter agreement filed as Exhibit 10.5.  The foregoing description of the amendment to Joel Pitlor’s compensation agreement is qualified in its entirety by reference to the full text of the side letter agreement filed as Exhibit 10.6.

Item 9.01 Financial Statements and Exhibits.

10.1	Compensation Agreement with Richard E. Forkey, dated December 3, 2010 (included as Exhibit 10.11 to the Form 8-K filed December 6, 2010, and incorporated herein by reference).
10.2	Compensation Agreement with Joseph N. Forkey, dated December 3, 2010 (included as Exhibit 10.12 to the Form 8-K filed December 6, 2010, and incorporated herein by reference).
10.3	Compensation Agreement with Joel N. Pitlor, dated December 3, 2010 (included as Exhibit 10.13 to the Form 8-K filed December 6, 2010, and incorporated herein by reference).
10.4	Side Letter Agreement to the Compensation Agreement with Richard E. Forkey, dated October 14, 2011.
10.5	Side Letter Agreement to the Compensation Agreement with Joseph N. Forkey, dated October 14, 2011.
10.6	Side Letter Agreement to the Compensation Agreement with Joel N. Pitlor, dated October 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date	October 19, 2011

/s/ Joseph N. Forkey
(Signature)
Name: Joseph N. Forkey
Title: Chief Executive Officer